Surplus reserves	12 Months Ended
Dec. 31, 2017
Surplus reserves [abstract]
Surplus reserves
22	Surplus reserves

As at 1 January 2017 and 31 December 2017

Surplus reserves	8,140,030

According to the Company Law of the PRC, the Company's articles of association and board resolutions, the Company appropriates 10% of each year's net profit under PRC GAAP to the statutory surplus reserve. The Company has the option to cease provision for such reserve when it reaches 50% of the registered share capital. Upon the approval from relevant authorities, this reserve can be used to make up any losses incurred or to increase share capital. Except for offsetting against losses, this reserve cannot fall below 25% of the registered share after being used to increase share capital.

As the statutory surplus reserve reaches 50% of the registered share capital in 2017, the Company made no provision this year.

Appropriation of discretionary surplus reserve is proposed by the Board of Directors, and approved by the general meeting of shareholders. This reserve can be used to make up any losses incurred in prior years or to increase the share capital after obtaining relevant approvals. For the years ended 31 December 2017 and 2016, no provision was made to the discretionary surplus reserve.

According to the articles of association, in distributing the Company's profits after tax for the relevant accounting year, the lower of amounts determined in accordance with PRC GAAP and IFRS shall be adopted. As at 31 December 2017, in accordance with PRC GAAP and IFRS, the balance of retained earnings for the Company and its subsidiaries amounted to approximately RMB31.965 billion and RMB35.793 billion, respectively.